ServiceNow Reports Third Quarter 2022 Financial Results

•Subscription revenues of $1,742 million in Q3 2022, representing 22% year-over-year growth, 28.5% adjusted for constant currency
•Total revenues of $1,831 million in Q3 2022, representing 21% year-over-year growth, 27.5% adjusted for constant currency
•Current remaining performance obligations of $5.87 billion as of Q3 2022, representing 18% year-over-year growth, 25% adjusted for constant currency
•Number of customers paying over $10 million in annual contract value in Q3 2022 grew 60% year-over-year

SANTA CLARA, Calif. - October 26, 2022 - ServiceNow (NYSE: NOW), the leading digital workflow company making the world work better for everyone, today announced financial results for its third quarter ended September 30, 2022, with subscription revenues of $1,742 million in Q3 2022, representing 22% year-over-year growth, 28.5% adjusted for constant currency.

“Once again, ServiceNow beat both our top and bottom-line goals,” said ServiceNow Chairman and CEO Bill McDermott. “Businesses are leaning into the generational shift from architectures built in the last century to platforms engineered for this one. Through dramatically improved experiences for customers, employees, and creators, ServiceNow is becoming the strategic center of gravity for digital transformation. Our focus on value creation is unmatched.”

As of September 30, 2022, current remaining performance obligations (“cRPO”), contract revenue that will be recognized as revenue in the next 12 months, was $5.87 billion, representing 18% year-over-year growth and 25% adjusted for constant currency. The company now has 1,530 total customers with more than $1 million in annual contract value, representing 22% year-over-year growth in customers. The number of customers paying over $10 million in annual contract value in Q3 2022 grew 60% year-over-year.

“Q3’s outperformance is a testament to the mission critical nature of our platform and the strong execution of the ServiceNow team,” said ServiceNow CFO Gina Mastantuono. “We continue to see a robust pipeline and are maintaining our investments in growth hires as the opportunity in front of us remains enormous. Our business is resilient, our teams are delivering, and we are as confident as ever about becoming the defining enterprise software company of the 21st century.”

ServiceNow also announced today that McDermott was named Chairman of ServiceNow’s Board of Directors. Founder Fred Luddy, who has served as Chairman for the past four-plus years, will remain a member of the Board.

“From the start, Fred’s vision for a platform that would make the world work better for everyone has inspired millions," said McDermott. "He is not only one of the great innovators of all time, he is a leader of unparalleled character and class. I'm especially grateful for his ongoing, long-term commitment to this Board. Fred's love for our company and customers knows no bounds.”

Recent Business Highlights

•Today, the company announced RiseUp with ServiceNow to skill one million people on its platform by 2024, helping to fuel an economy of in-demand, job-ready talent for businesses with an emphasis on faster, more equitable paths to careers in the high-growth ServiceNow ecosystem.
•During the quarter, ServiceNow delivered the Now Platform Tokyo release, designed to help businesses drive digital transformation amid an uncertain macro environment. With purpose-built solutions such as Enterprise Asset Management, Manager Hub, and ServiceNow Vault, the new digital-first, fully integrated workflow automation solutions in the Tokyo release increase the value customers realize from the ServiceNow Platform. Also released in Q3, the enhanced ServiceNow ESG Management solution removes the manual, time-intensive parts of ESG reporting to help companies more efficiently meet increasing requirements for ESG data collection and disclosure.
•ServiceNow recently acquired observability and log management innovator Era Software to augment Lightstep for a unified observability solution at scale.

Third Quarter 2022 GAAP and Non-GAAP Results:

The following table summarizes our financial results for the third quarter 2022:

	Third Quarter 2022 GAAP Results		Third Quarter 2022 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)
Subscription revenues	$1,742	22%	$1,834	28.5%
Professional services and other revenues	$89	5%	$95	12%
Total revenues	$1,831	21%	$1,929	27.5%

	Amount ($ billions)	Year/Year Growth (%)	Amount ($ billions)(2)	Year/Year Growth (%)
cRPO	$5.87	18%	$6.22	25%
RPO	$11.4	17%	$12.1	24.5%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$1,441	83%	$1,502	86%
Professional services and other gross profit (loss)	($10)	(11%)	$7	8%
Total gross profit	$1,431	78%	$1,509	82%
Income from operations	$91	5%	$480	26%
Net cash provided by operating activities	$265	15%
Free cash flow			$103	6%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income	$80	$0.39/ $0.39	$398	$1.97/ $1.96

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
(2)Non-GAAP subscription revenues, professional services and other revenues, total revenues, cRPO and RPO are adjusted for constant currency. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

Note: Numbers rounded for presentation purposes.

Financial Outlook

Our guidance includes GAAP and non-GAAP financial measures. The non-GAAP growth rates for subscription revenues and cRPO are only adjusted for constant currency to provide better visibility into the underlying business trends. Since December 31, 2021, ServiceNow has seen an incremental strengthening of the U.S. dollar resulting in foreign exchange (“FX”) headwinds. Total FX impact estimated to be approximately a $290 million (~5.5%) headwind for 2022 subscription revenues and a $330 million (~6%) headwind for Q4 2022 cRPO. FX is also expected to be approximately a 1 point headwind to both FY 2022 operating margin and free cash flow margin.

The following table summarizes our guidance for the fourth quarter 2022:

	Fourth Quarter 2022 GAAP Guidance		Fourth Quarter 2022 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)(2)	Constant Currency Year/ Year Growth (%)
Subscription revenues	$1,834 - $1,839	20% - 21%	26% - 27%

cRPO		20%	26%

			Margin (%)
Income from operations			26%

		Amount (millions)
Weighted-average shares used to compute diluted net income per share		204

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.
(2)Guidance for GAAP subscription revenues and GAAP subscription revenue and cRPO growth rate is based on the 30-day average of foreign exchange rates for September 2022 for entities reporting in currencies other than U.S. Dollars.

The following table summarizes our guidance for the full-year 2022:

	Full-Year 2022 GAAP Guidance		Full-Year 2022 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)(2)	Constant Currency Year/ Year Growth (%)
Subscription revenues	$6,865 - $6,870	23%	28.5%

			Margin (%)
Subscription gross profit			86%
Income from operations			25%
Free cash flow			29%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			203

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.
(2)GAAP subscription revenues and related growth rate for the future quarters included in our full-year 2022 guidance are based on the 30-day average of foreign exchange rates for September 2022 for entities reporting in currencies other than U.S. Dollars.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (21:00 GMT) on October 26, 2022. Interested parties may listen to the call by dialing (888) 330‑2455 (Passcode: 8135305), or if outside North America, by dialing (240) 789-2717 (Passcode: 8135305). Individuals may access the live teleconference from this webcast.

https://events.q4inc.com/attendee/133177732

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial (800) 770‑2030 (Passcode: 8135305), or if outside North America, by dialing (647) 362‑9199 (Passcode: 8135305).

Investor Presentation Details

An investor presentation providing additional information, including forward-looking guidance, and analysis can be found at https://www.servicenow.com/company/investor-relations.html

Statement Regarding Use of Non-GAAP Financial Measures

We use the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•Revenues. We adjust revenues and related growth rates for constant currency to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars (“USD”) are converted into USD at the average exchange rates in effect during the comparison period (for Q3 2021, the average exchange rates in effect for our major currencies were 1 USD to 0.848 Euros and 1 USD to 0.725 British Pound Sterling (“GBP”)), rather than the actual average exchange rates in effect during the current period (for Q3 2022, the average exchange rates in effect for our major currencies were 1 USD to 0.992 Euros and 1 USD to 0.850 GBP). Guidance for related growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period. We believe the presentation of revenues and related growth rates adjusted for constant currency facilitates the comparison of revenues year-over-year.

•Remaining performance obligations and current remaining performance obligations. We adjust cRPO and remaining performance obligations (“RPO”) and related growth rates for constant currency to provide a framework for assessing how our business performed. To present this information, current period results for entities reporting in currencies other than USD are converted into USD at the exchange rates in effect at the end of the comparison period (for Q3 2021, the end of the period exchange rates in effect for our major currencies were 1 USD to 0.862 Euros and 1 USD to 0.745 GBP), rather than the actual end of the period exchange rates in effect during the current period (for Q3 2022, the end of the period exchange rates in effect for our major currencies were 1 USD to 1.019 Euros and 1 USD to 0.900 GBP). Guidance for the related growth rate is derived by applying the end of period exchange rates in effect during the comparison period rather than the exchange rates in effect during the guidance period. We believe the presentation of cRPO and RPO and related growth rates adjusted for constant currency facilitates the comparison of cRPO and RPO year-over-year, respectively.

•Gross profit, Income from operations, Net income and Net income per share - diluted. Our non-GAAP presentation of gross profit, income from operations, and net income measures exclude certain non-cash or non-recurring items, including stock-based compensation expense, amortization of debt discount and issuance costs related to our convertible senior notes, loss on early note conversions, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. The non-GAAP weighted-average shares used to compute our non-GAAP net income per share - diluted excludes the dilutive effect of the in-the-money portion of convertible senior notes as they are covered by our note hedges, and includes the dilutive effect of time-based stock awards, the dilutive effect of warrants and the potentially dilutive effect of our stock awards with performance conditions not yet satisfied at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met. We believe these adjustments provide useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

•Free cash flow. Free cash flow is defined as net cash provided by (used in) operating activities plus cash paid for legal settlements, repayments of convertible senior notes attributable to debt discount and business combination and other related costs including compensation expense, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations.

Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of Forward-Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to statements in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Factors that may cause actual results to differ materially from those in any forward-looking statements include, among others, experiencing an actual or perceived cyber-security event; our ability to comply with evolving privacy laws, data transfer restrictions, and other foreign and domestic standards related to data and the Internet; errors, interruptions, delays, or security breaches in or of our service or data centers; our ability to maintain and attract key employees and manage workplace culture; alleged violations of laws and regulations, including those relating to anti-bribery and anti-corruption and those relating to public sector contracting requirements; our ability to compete successfully against existing and new competitors; our ability to predict, prepare for and respond promptly to rapidly evolving technological, market and customer developments; our ability to grow our business, including converting remaining performance obligations into revenue, adding and retaining customers, selling additional subscriptions to existing customers, selling to larger enterprises, government and regulated organizations with complex sales cycles and certification processes, and entering new geographies and markets; our ability to develop and gain customer demand for and acceptance of new and improved products and services; fluctuations in the value of foreign currencies relative to the U.S. Dollar; fluctuations in interest rates; the continued impact and duration of COVID-19 on our business, future financial performance and global economic conditions, including any subsequent waves of outbreak or new variant strains of the COVID-19 virus, the effectiveness, extent and duration of mitigation efforts such as “shelter in place” and other government responses, and the availability of vaccinations; our ability to consummate and realize the benefits of any strategic transactions or acquisitions; the impact of the Russian invasion of Ukraine on macroeconomic conditions; inflation; and fluctuations and volatility in our stock price.

Further information on these and other factors that could affect our financial results are included in our Form 10-K filed for the year ended December 31, 2021, our Form 10-Q that will be filed for the quarter ended September 30, 2022 and in other filings we make with the Securities and Exchange Commission from time to time.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow (NYSE: NOW) makes the world work better for everyone. Our cloud-based platform and solutions help digitize and unify organizations so that they can find smarter, faster, better ways to make work flow. So employees and customers can be more connected, more innovative, and more agile. And we can all create the future we imagine. The world works with ServiceNowTM. For more information, visit: www.servicenow.com.

© 2022 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, Now, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc. in the United States and/or other countries. Other company names, product names, and logos may be trademarks of the respective companies with which they are associated.

Media Contact:
Johnna Hoff
408.250.8644
press@servicenow.com

Investor Contact:
Darren Yip
925.388.7205
ir@servicenow.com

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Revenues:
Subscription	$1,742	$1,427	$5,031	$4,050
Professional services and other	89	85	274	232
Total revenues	1,831	1,512	5,305	4,282
Cost of revenues (1):
Subscription	301	264	863	740
Professional services and other	99	86	295	239
Total cost of revenues	400	350	1,158	979
Gross profit	1,431	1,162	4,147	3,303
Operating expenses (1):
Sales and marketing	697	579	2,092	1,660
Research and development	456	358	1,314	1,005
General and administrative	187	151	541	416
Total operating expenses	1,340	1,088	3,947	3,081
Income from operations	91	74	200	222
Interest expense	(8)	(7)	(20)	(21)
Other income, net	19	1	36	16
Income before income taxes	102	68	216	217
Provision for income taxes	22	5	41	13
Net income	$80	$63	$175	$204
Net income per share - basic	$0.39	$0.32	$0.87	$1.03
Net income per share - diluted	$0.39	$0.31	$0.86	$1.00
Weighted-average shares used to compute net income per share - basic	202	199	201	198
Weighted-average shares used to compute net income per share - diluted	203	203	203	203

(1)Includes stock-based compensation as follows:

	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Cost of revenues:
Subscription	$41	$33	$116	$95
Professional services and other	17	15	51	43
Operating expenses:
Sales and marketing	119	101	337	293
Research and development	127	102	368	288
General and administrative	57	40	166	110

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in millions)

	September 30, 2022	December 31, 2021
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$1,248	$1,728
Short-term investments	2,708	1,576
Accounts receivable, net	898	1,390
Current portion of deferred commissions	330	303
Prepaid expenses and other current assets	292	223
Total current assets	5,476	5,220
Deferred commissions, less current portion	650	623
Long-term investments	1,517	1,630
Property and equipment, net	914	766
Operating lease right-of-use assets	581	591
Intangible assets, net	234	287
Goodwill	794	777
Deferred tax assets	604	692
Other assets	336	212
Total assets	$11,106	$10,798
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$195	$89
Accrued expenses and other current liabilities	657	850
Current portion of deferred revenue	3,491	3,836
Current portion of operating lease liabilities	89	82
Current debt, net	—	92
Total current liabilities	4,432	4,949
Deferred revenue, less current portion	63	63
Operating lease liabilities, less current portion	551	556
Long-term debt, net	1,485	1,484
Other long-term liabilities	52	51
Stockholders’ equity	4,523	3,695
Total liabilities and stockholders’ equity	$11,106	$10,798

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Cash flows from operating activities:
Net income	$80	$63	$175	$204
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	109	125	315	346
Amortization of deferred commissions	92	75	261	211
Stock-based compensation	361	291	1,038	828
Deferred income taxes	—	(5)	(3)	(21)
Repayments of convertible senior notes attributable to debt discount	—	(2)	—	(15)
Other	(10)	15	9	37
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	(66)	(5)	445	219
Deferred commissions	(132)	(127)	(369)	(344)
Prepaid expenses and other assets	(1)	(21)	(73)	(78)
Accounts payable	(24)	(36)	116	39
Deferred revenue	(112)	(38)	(156)	47
Accrued expenses and other liabilities	(32)	(15)	(197)	(126)
Net cash provided by operating activities	265	320	1,561	1,347
Cash flows from investing activities:
Purchases of property and equipment	(162)	(94)	(406)	(292)
Business combinations, net of cash acquired	—	(40)	(57)	(778)
Purchases of investments	(1,037)	(609)	(2,811)	(1,741)
Purchases of non-marketable investments	(2)	(21)	(138)	(28)
Sales and maturities of investments	569	556	1,700	1,579
Other	3	11	3	12
Net cash used in investing activities	(629)	(197)	(1,709)	(1,248)
Cash flows from financing activities:
Repayments of convertible senior notes attributable to principal	—	(6)	(94)	(59)
Proceeds from employee stock plans	71	70	177	165
Taxes paid related to net share settlement of equity awards	(111)	(142)	(352)	(457)
Net cash used in financing activities	(40)	(78)	(269)	(351)
Foreign currency effect on cash, cash equivalents and restricted cash	(12)	(10)	(61)	(21)
Net change in cash, cash equivalents and restricted cash	(416)	35	(478)	(273)
Cash, cash equivalents and restricted cash at beginning of period	1,670	1,371	1,732	1,679
Cash, cash equivalents and restricted cash at end of period	$1,254	$1,406	$1,254	$1,406

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in millions, except cRPO, RPO and per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2022	September 30, 2021	Growth Rates	September 30, 2022	September 30, 2021	Growth Rates
Subscription revenues:
GAAP subscription revenues	$1,742	$1,427	22%	$5,031	$4,050	24%
Effects of foreign currency rate fluctuations	92			193
Non-GAAP subscription revenues(1)	$1,834		28.5%	$5,224		29%

Professional services and other revenues:
GAAP professional services and other revenues	$89	$85	5%	$274	$232	18%
Effects of foreign currency rate fluctuations	6			14
Non-GAAP professional service and other revenues(1)	$95		12%	$288		24%

Total revenues:
GAAP total revenues	$1,831	$1,512	21%	$5,305	$4,282	24%
Effects of foreign currency rate fluctuations	98			207
Non-GAAP total revenues(1)	$1,929		27.5%	$5,512		28.5%

cRPO (in billions):
GAAP cRPO	$5.87	$4.97	18%	$5.87	$4.97	18%
Effects of foreign currency rate fluctuations	0.35			0.35
Non-GAAP cRPO(2)	$6.22		25%	$6.22		25%

RPO (in billions):
GAAP RPO	$11.4	$9.7	17%	$11.4	$9.7	17%
Effects of foreign currency rate fluctuations	0.7			0.7
Non-GAAP RPO(2)	$12.1		24.5%	$12.1		24.5%

	Three Months Ended			Nine Months Ended
	September 30, 2022	September 30, 2021	Growth Rates	September 30, 2022	September 30, 2021	Growth Rates
Cost of revenues:
GAAP subscription cost of revenues	$301	$264		$863	$740
Stock-based compensation	(41)	(33)		(116)	(95)
Amortization of purchased intangibles	(18)	(17)		(54)	(43)
Business combination and other related costs	(2)	—		(2)	—
Non-GAAP subscription cost of revenues	$240	$214		$691	$602

GAAP professional services and other cost of revenues	$99	$86		$295	$239
Stock-based compensation	(17)	(15)		(51)	(43)
Non-GAAP professional services and other cost of revenues	$82	$71		$244	$196

Gross profit:
GAAP subscription gross profit	$1,441	$1,163		$4,168	$3,310
Stock-based compensation	41	33		116	95
Amortization of purchased intangibles	18	17		54	43
Business combination and other related costs	2	—		2	—
Non-GAAP subscription gross profit	$1,502	$1,213		$4,340	$3,448

GAAP professional services and other gross loss	$(10)	$(1)		$(21)	$(7)
Stock-based compensation	17	15		51	43
Non-GAAP professional services and other gross profit	$7	$14		$30	$36

GAAP gross profit	$1,431	$1,162		$4,147	$3,303
Stock-based compensation	58	48		166	138
Amortization of purchased intangibles	18	17		54	43
Business combination and other related costs	2	—		2	—
Non-GAAP gross profit	$1,509	$1,227		$4,369	$3,484

Gross margin:
GAAP subscription gross margin	83%	81%		83%	82%
Stock-based compensation as % of subscription revenues	2%	2%		2%	2%
Amortization of purchased intangibles as % of subscription revenues	1%	1%		1%	1%
Business combination and other related costs as % of subscription revenues	—%	—%		—%	—%
Non-GAAP subscription gross margin	86%	85%		86%	85%

GAAP professional services and other gross margin	(11%)	(1%)		(8%)	(3%)
Stock-based compensation as % of professional services and other revenues	19%	18%		19%	19%
Non-GAAP professional services and other gross margin	8%	17%		11%	16%

GAAP gross margin	78%	77%		78%	77%
Stock-based compensation as % of total revenues	3%	3%		3%	3%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	1%
Business combination and other related costs as % of total revenues	—%	—%		—%	—%
Non-GAAP gross margin	82%	81%		82%	81%

	Three Months Ended			Nine Months Ended
	September 30, 2022	September 30, 2021	Growth Rates	September 30, 2022	September 30, 2021	Growth Rates
Operating expenses:
GAAP sales and marketing expenses	$697	$579		$2,092	$1,660
Stock-based compensation	(119)	(101)		(337)	(293)
Amortization of purchased intangibles	—	—		—	(1)
Non-GAAP sales and marketing expenses	$578	$478		$1,755	$1,366

GAAP research and development expenses	$456	$358		$1,314	$1,005
Stock-based compensation	(127)	(102)		(368)	(288)
Business combination and other related costs	(6)	(4)		$(16)	$(5)
Non-GAAP research and development expenses	$323	$252		$930	$712

GAAP general and administrative expenses	$187	$151		$541	$416
Stock-based compensation	(57)	(40)		(166)	(110)
Amortization of purchased intangibles	(2)	(2)		(6)	(8)
Business combination and other related costs	—	(2)		—	(7)
Non-GAAP general and administrative expenses	$128	$107		$369	$291

GAAP total operating expenses	$1,340	$1,088		$3,947	$3,081
Stock-based compensation	(303)	(243)		(871)	(691)
Amortization of purchased intangibles	(2)	(2)		(6)	(9)
Business combination and other related costs	(6)	(7)		(16)	(13)
Non-GAAP total operating expenses	$1,029	$836		$3,054	$2,368

Income from operations:
GAAP income from operations	$91	$74		$200	$222
Stock-based compensation	361	291		1,038	829
Amortization of purchased intangibles	20	19		60	52
Business combination and other related costs	8	7		18	13
Non-GAAP income from operations	$480	$391		$1,316	$1,116

Operating margin:
GAAP operating margin	5%	5%		4%	5%
Stock-based compensation as % of total revenues	20%	19%		20%	19%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	1%
Business combination and other related costs as % of total revenues	—%	1%		—%	1%
Non-GAAP operating margin	26%	26%		25%	26%

	Three Months Ended			Nine Months Ended
	September 30, 2022	September 30, 2021	Growth Rates	September 30, 2022	September 30, 2021	Growth Rates
Net income:
GAAP net income	$80	$63		$175	$204
Stock-based compensation	361	291		1,038	829
Amortization of purchased intangibles	20	19		60	52
Business combination and other related costs	8	7		18	13
Amortization of debt discount and issuance costs	—	2		—	6
Other	—	—		—	3
Income tax expense effects related to the above adjustments	(71)	(68)		(212)	(200)
Non-GAAP net income	$398	$314		$1,079	$907

Net income per share - basic and diluted:
GAAP net income per share - basic	$0.39	$0.32		$0.87	$1.03
GAAP net income per share - diluted	$0.39	$0.31		$0.86	$1.00
Non-GAAP net income per share - basic	$1.97	$1.58		$5.37	$4.58
Non-GAAP net income per share - diluted	$1.96	$1.55		$5.31	$4.49

GAAP weighted-average shares used to compute net income per share - basic	202	199		201	198

GAAP weighted-average shares used to compute net income per share - diluted	203	203		203	203
Effects of in-the-money portion of convertible senior notes(3)	—	—		—	(1)
Non-GAAP weighted-average shares used to compute net income per share - diluted	203	203		203	202

Free cash flow:
GAAP net cash provided by operating activities	$265	$320		$1,561	$1,347
Purchases of property and equipment	(162)	(94)		(406)	(292)
Repayments of convertible senior notes attributable to debt discount	—	2		—	15
Business combination and other related costs	—	—		5	53
Non-GAAP free cash flow	$103	$228		$1,160	$1,123

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	15%	21%		29%	31%
Purchases of property and equipment as % of total revenues	(9%)	(6%)		(8%)	(7%)
Business combination and other related costs as % of total revenues	—%	—%		—%	1%
Non-GAAP free cash flow margin	6%	15%		22%	26%

(1)Non-GAAP revenues and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period.
(2)Non-GAAP cRPO, RPO and the corresponding growth rates are derived by applying the end of period exchange rates in effect during the comparison period rather than the actual end of period exchange rates in effect during the current period.
(3)Effects of dilutive time-based stock awards, in-the-money portion of convertible senior notes and warrants are included in the GAAP weighted-average diluted shares in periods where we have GAAP net income. We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges. We include stock awards with performance conditions not yet satisfied for non-GAAP weighted average diluted shares at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met.

Note: Numbers are rounded for presentation purposes and may not foot.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

Three Months Ending
December 31, 2022

GAAP subscription revenues growth rate	20% - 21%

Effects of foreign currency rate fluctuations	6%

Non-GAAP subscription revenues growth rate (1)	26% - 27%

cRPO growth rate	20%

Effects of foreign currency rate fluctuations	6%

Non-GAAP cRPO growth rate(2)	26%

GAAP operating margin	6%

Stock-based compensation expense as % of total revenues	19%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	—%

Non-GAAP operating margin	26%

Twelve Months Ending
December 31, 2022

GAAP subscription revenues growth rate	23%

Effects of foreign currency rate fluctuations	5.5%

Non-GAAP subscription revenues growth rate (1)	28.5%

GAAP subscription gross margin	83%

Stock-based compensation expense as % of subscription revenues	2%

Amortization of purchased intangibles as % of subscription revenues	1%

Non-GAAP subscription margin	86%

GAAP operating margin	5%

Stock-based compensation expense as % of total revenues	19%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	—%

Non-GAAP operating margin	25%

GAAP net cash provided by operating activities as % of total revenues	36%

Purchases of property and equipment as % of total revenues	(7)%

Business combination and other related costs as % of total revenues	—%

Non-GAAP free cash flow margin	29%

GAAP weighted-average shares used to compute net income per share - diluted	203 million

Effects of in-the-money portion of convertible senior notes(3)	—

Non-GAAP weighted-average shares used to compute net income per share - diluted	203 million

(1)Non-GAAP subscription revenue growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period.
(2)Non-GAAP cRPO growth rate is derived by applying the end of period exchange rates in effect during the comparison period rather than the exchange rates in effect during the guidance period.
(3)We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges.

Note: Numbers are rounded for presentation purposes and may not foot.